UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2023

CPI AEROSTRUCTURES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	001-11398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)

91 Heartland Boulevard, Edgewood, New York 11717
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (631) 586-5200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	CVU	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On March 23, 2023, CPI Aerostructures, Inc. (the “Company”) entered into a Twelfth Amendment (the “Twelfth Amendment”) to that certain Amended and Restated Credit Agreement with the lenders named therein and BankUnited, N.A. (“BankUnited”) as Sole Arranger, Agent and a Lender, dated as of March 24, 2016 (as amended from time to time, the “Credit Agreement”).

Under the Twelfth Amendment, the parties amended the Credit Agreement by: (i) extending the maturity date of the Company’s existing revolving line of credit (the “Revolving Credit Loans”) and its existing term loan (the “Term Loan”) to November 30, 2024 (under the terms of the Credit Agreement, the outstanding principal balance of the Term Loan will be repaid by June 30, 2023); (ii) providing for reduction of the aggregate maximum principal amount of all Revolving Credit Loans to $20,520,000 from October 1, 2023 through December 31, 2023, $19,800,000 from January 1, 2024 through March 31, 2024, $19,080,000 from April 1, 2024 through June 30, 2024, $18,360,000 from July 1, 2024 through September 30, 2024, and $17,640,000 from October 1, 2024 and thereafter, and for payments to be made by the Company to comply therewith (if any such payments are necessary), on the first day of each such period; and (iii) payment of a $250,000 capitalized fee incurred in connection with the Eighth Amendment to the Credit Agreement in two installments, the first installment to be paid on June 1, 2023 in the amount of $116,666.68 and the second installment to be paid July 1, 2023 in the amount of $133,333.32, together with all unpaid interest accrued at the Term Loan interest rate on the capitalized fee through each such date.

In connection with the Twelfth Amendment, on or before May 31, 2023, the Company will pay an amendment fee of $54,333.33.

The foregoing description is qualified in its entirety by reference to the Twelfth Amendment, a copy of which is attached to this Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits:

Exhibit	Description
10.1*	Twelfth Amendment to the Amended and Restated Credit Agreement, dated as of March 23, 2023 by and between CPI Aerostructures, Inc., the several lenders from time to time party thereto, and BankUnited, N.A., as Sole Arranger, Administrative Agent and Collateral Agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 23, 2023	CPI AEROSTRUCTURES, INC.

	By:	/s/ Andrew Davis
Andrew Davis
Chief Financial Officer

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